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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2006


                              LINCOLN PARK BANCORP
             (Exact name of registrant as specified in its charter)

             FEDERAL                     000-51078               61-1479859
   ---------------------------      -------------------     ------------------
  (State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
        of incorporation)                                   Identification No.)

31 BOONTON TURNPIKE, LINCOLN PARK, NEW JERSEY                           07035
---------------------------------------------                         ---------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (973) 694-0330
                                                     --------------

                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On July 17, 2006, the Boards of Directors of Lincoln Park Bancorp (the "Company") and Lincoln Park Savings Bank (the "Bank") appointed Nandini S. Mallya to serve as Interim Chief Financial Officer of the Company and the Bank, effective as of July 17, 2006. As previously reported, Donald Hom resigned as President and Chief Executive Officer of the Company and the Bank, effective July 10, 2006, and was replaced by Edith M. Perrotti. Prior to his resignation, Mr. Hom also served as Chief Financial Officer of the Company and the Bank.

         Ms. Mallya has served as Vice President and Treasurer of the Bank since 1997.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial statements of businesses acquired. Not applicable.

(b)          Pro forma financial information. Not applicable.

(c)          Shell company transactions. Not applicable.

(d)          Exhibits. None.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  LINCOLN PARK BANCORP


DATE:  July 19, 2006                         By:  /s/ Nandini S. Mallya
                                                  ----------------------------
                                                  Nandini S. Mallya
                                                  Vice President and Treasurer
                                                  (Duly authorized officer)